EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
GST Equipment Funding, Inc.:

We consent to the use of our  report,  dated  August 11,  1997,  included in the
Registration Statement on Form S-4, dated August 14, 1997, of GST Telecommunications, Inc. and GST Equipment Funding, Inc. and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP
                                             -------------------------


Portland, Oregon
August 14, 1997